Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential.

Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE 1 OF PAGES 2
2. AMENDMENT/MODIFICATION NO. P00007	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE ASPR-BARDA		7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA	
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 200 Independence Ave., S.W. Room 638-G Washington DC 20201	

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code)	(x)	
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. EMERGENT PRODUCT DEVELOPMENT GAITHE 300 PROFESSIONAL DR # 100 GAITHERSBURG MD 208793419		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	(x)	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201600030C
CODE 1365869 — FACILITY CODE		10B. DATED (SEE ITEM 13) 09/30/2016

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 43.103(a) Mutual Agreement of the Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to modify ARTICLE G.3 KEY PERSONNEL.

Funds Obligated Prior to this Modification:	$722,692,203
Funds Obligated with Mod #6:	$ 0
Total Funds Obligated to Date:	$722,692,203

Expiration Date: September 29, 2021 (Unchanged)
Period of Performance: 09/30/2016 to 09/29/2021

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
	SABRINA J. MCINTYRE

Kelly Warfield VP, VaxBU R&D 15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign) 15C. DATE SIGNED Nov 19, 2020 16B. UNITED STATES OF AMERICA Sabrina J. Mcintyre -S (Signature of Contracting Officer) 16C. DATE SIGNED Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243 Electronically signed by: Kelly Warfield Reason: I approve this document Date: Nov 19, 2020 11:48 EST Digitally signed by Sabrina J. Mcintyre -S Date: 2020.12.02 10:09:43 -05’00’

HHSO100201600030C P00007 Page 3 of 3 ARTICLE G.3. KEY PERSONNEL is hereby modified as follows: The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government. The following individuals are considered to be essential to the work being performed hereunder. Name Position [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] *Bold indicated changes in this modification All other terms and conditions of this contract remain unchanged. End of Modification #7